SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        August 12, 2002
                                                        ------------------------



                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Item 9.      Regulation FD Disclosure.

         On August 12, 2002, Unocal Corporation (the "Company") filed with the Securities and Exchange Commission (the "Commission") its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002. Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Company submitted the following certifications with respect to the Form 10-Q by Charles R. Williamson, its Chairman of the Board and Chief Executive Officer, and Terry G. Dallas, its Executive Vice President and Chief Financial Officer:

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Charles R. Williamson, Chairman of the Board and Chief Executive Officer of Unocal Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

     (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 12, 2002

                                                     /s/CHARLES R. WILLIAMSON
                                                     ---------------------------
                                                     Charles R. Williamson


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Terry G. Dallas, Executive Vice President and Chief Financial Officer of Unocal Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

     (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 12, 2002

                                                     /s/TERRY G. DALLAS
                                                     ---------------------------
                                                     Terry G. Dallas

                     =======================================

Messrs. Williamson and Dallas also signed and filed with the Commission the following sworn statements regarding the accuracy of the Company's recent filings with the Commission, as required by the Commission's Order No. 4-460:


   Statement Under Oath of Principal Executive Officer and Principal Financial
              Officer Regarding Facts and Circumstances Relating to
                              Exchange Act Filings

I, Charles R. Williamson, Chief Executive Officer (Principal Executive Officer) of Unocal Corporation, state and attest that:

     (1)  To the  best of my  knowledge,  based  upon a  review  of the  covered
          reports  of  Unocal   Corporation,   and,   except  as   corrected  or
          supplemented in a subsequent covered report:

          o No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
          o No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's Accounting and Auditing Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o    Report on Form 10-K for the year  2001 of Unocal  Corporation;
          o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Unocal Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and
          o    any amendments to any of the foregoing.




/s/ CHARLES R. WILLIAMSON                   State of California
--------------------------
Charles R. Williamson
August 12, 2002                             County of Los Angeles

                                            Subscribed and sworn to
                                            before me this 12th day of
                                            August 2002.

LAWANNA JOHNSON                             /s/ LAWANNA JOHNSON
Commission #1319964                         ------------------------------------
Notary Public - California                   Notary Public
  Los Angeles County
My Comm. Expires Sep 4, 2005                 My Commission Expires:     9/4/05

   Statement Under Oath of Principal Executive Officer and Principal Financial
              Officer Regarding Facts and Circumstances Relating to
                              Exchange Act Filings

I, Terry G. Dallas, Executive Vice President & Chief Financial Officer of Unocal Corporation, state and attest that:

     (1)  To the  best of my  knowledge,  based  upon a  review  of the  covered
          reports  of  Unocal   Corporation,   and,   except  as   corrected  or
          supplemented in a subsequent covered report:

          o No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
          o No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's Accounting and Auditing Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o    Report on Form 10-K for the year 2001 of Unocal Corporation;
          o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Unocal Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and
          o    any amendments to any of the foregoing.




/s/ TERRY G. DALLAS                         State of California
--------------------
Terry G. Dallas
August 12, 2002                             County of Los Angeles

                                            Subscribed and sworn to
                                            before me this 12th day of
                                            August 2002.

LAWANNA JOHNSON                             /s/ LAWANNA JOHNSON
Commission #1319964                         ------------------------------------
Notary Public - California                   Notary Public
  Los Angeles County
My Comm. Expires Sep 4, 2005                 My Commission Expires:     9/4/05

                     =======================================

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            UNOCAL CORPORATION
                                               (Registrant)




Date:  August 13, 2002                      By:  /s/ JOHN A. BRIFFETT
                                            --------------------------
                                                 John A. Briffett
                                                 Assistant Comptroller